SUPPLEMENT DATED MARCH 20, 2009
TO THE STATEMENT OF ADDITIONAL INFORMATION
FOR PRINCIPAL FUNDS, INC.
DATED MARCH 1, 2009

This supplement updates information currently in the Statement of Additional Information. Retain this supplement with the Statement of Additional Information.

FUND HISTORY

The West Coast Equity Fund identified in the Share Class table will change its name to Principal Capital Appreciation Fund on or about June 30, 2009.

DESCRIPTION OF THE FUNDS’ INVESTMENTS AND RISKS

Non-Fundamental Restrictions

The Principal Capital Appreciation Fund will not adopt the non-fundamental policy, pursuant to SEC Rule 35d-1, which requires it, under normal circumstances, to invest at least 80% of its net assets in the type of securities, industry or geographic region (as described in the prospectus) as suggested by the name of the Fund.

MANAGEMENT

Nora M. Everett is now a member of the Executive Committee.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Advisors

On or about May 1, 2009, the following funds will be added to the Cash Management Program: International Fund I, International Value Fund I, LargeCap Blend Fund I, LargeCap Blend Fund II, LargeCap Growth Fund I, LargeCap Value Fund I, and SmallCap Growth Fund I.

Sub-Advisory Agreements for the Funds
All other Funds
	Net Asset Value of Fund
	First	*Over
	$1 billion	$1 billion
Core Plus Bond Fund I (PIMCO)	0.25%	0.225%

*	During any period when the Fund’s Average Daily Net Assets are below $3 billion, Sub-Advisor’s fee as a percentage of average daily net assets shall be 0.25% on all assets.

MULTIPLE CLASS STRUCTURE

The second sentence in the second paragraph of the Multiple Class Structure section should be replaced with the following: Certain redemptions of Class A shares within 12 months of purchase may be subject to a contingent deferred sales charge ("CDSC"), as described in the prospectus.

DISCLOSURE REGARDING PORTFOLIO MANAGERS

Sub-Advisor: CCI
Add the following information to the Other Accounts Managed table:

		Other Accounts Managed
				Total Assets
				of the
			Number of	Accounts that
			Accounts that	base the
		Total Assets	base the	Advisory Fee
		in the	Advisory Fee	on
	Total Number	Accounts (in	on	Performance
	of Accounts	$ millions)	Performance	(in $ millions)
Thomas Bisighini (information as of
12/31/08)
LargeCap Growth Fund
Registered investment companies	0	N/A	N/A	N/A
Other pooled investment vehicles	0	N/A	N/A	N/A
Other accounts	0	N/A	N/A	N/A

Add the following information to the Ownership of Securities table:
Dollar Range of
	Funds Managed by Portfolio Manager	Securities Owned by
Portfolio Manager	(list each fund on its own line)	the Portfolio Manager
Thomas Bisighini (information as of	LargeCap Growth Fund	$10,001-50,000
12/31/08)

Sub-Advisor: Jacobs Levy

Please replace the description of Conflicts of Interest with the following:

The Portfolio Managers manage, and are investors in, vehicles that trade securities simultaneously with client accounts. Trade allocation among these accounts and client accounts, including the fund, is a potential conflict of interest. Jacobs Levy’s portfolio optimizer generates its trade programs. Traders do not have discretion to add securities or accounts to the trade program. The full allocation for all accounts across all strategies is determined prior to placing the order. In the event the order is only partially completed, a daily allocation is done on a fair basis, either pro rata or random, at the average price for the day with preference given to short covers over long purchases and long sales over short sales in the same security. Allocation by account of actual shares traded is provided to the broker at the end of the day’s trading. Jacobs Levy’s internal controls relating to trade allocation procedures are reviewed and tested annually by Jacobs Levy’s independent accountants as part of their SAS 70 examination of Jacobs Levy’s operating procedures and internal controls. Jacobs Levy’s external legal counsel has reviewed Jacobs Levy’s trade allocation procedures, which are also stated in Jacobs Levy’s Form ADV, and concur that these procedures adequately address the potential conflict of interest issue. This procedure treats all participating accounts across all strategies equitably with respect to the executed trade.